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                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT



     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934



Date of Report (Date of earliest event reported): November 23, 1999
                                                  -----------------



                               UNIlAB CORPORATION
             (Exact name of registrant as specified in its charter)



          Delaware                      000-22758               95-4415490
          --------                      ---------               ----------
(State or other jurisdiction        (Commission File           (IRS Employer
     of incorporation)                   Number)             Identification No.)



          18448 Oxnard Street
          Tarzana, California                                           91356
          -------------------                                           -----
(Address of principal executive offices)                                Zip Code



Registrant's telephone number, including area code: (818) 996-7300
                                                    --------------



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Item 1. Changes in Control of Registrant
        --------------------------------

     On November 23, 1999, Unilab Corporation (the "Company") and UC Acquisition Sub, Inc. ("UC Acquisition Sub"), an affiliate of Kelso & Company, consummated a merger of UC Acquisition Sub with and into the Company (the "Merger"), with the Company as the surviving corporation. The Merger was effected pursuant to an Agreement and Plan of Merger, dated as of May 24, 1999 between the Company and UC acquisition Sub, as amended July 8, 1999, July 30, 1999 and August 10, 1999 (the "Merger Agreement"). As a result of the Merger, each issued and outstanding share of common stock, par value $.01 per share, of the Company (other than shares owned by certain specified holders which are to remain outstanding) has been converted into the right to receive $5.85 in cash.

Additional information regarding the Merger, including a description thereof and other matters, is included in the Company's Proxy Statement on Schedule 14A which was filed with the Securities and Exchange Commission on October 26, 1999 and supplemented on November 16, 1999 (the "Proxy Statement") and provided to the Company's stockholders. The Proxy Statement is hereby incorporated by reference in this Current Report on Form 8-K.

A portion of consideration paid in the Merger was obtained through loans from Bankers Trust Company (as administrative agent) and Merrill Lynch Capital Corporation (as syndication agent) . The commitments for such loans are described in the Proxy Statement.

A copy of the joint press release issued by the Company and UC Acquisition Sub on November 23, 1999 in respect of the consummation of the Merger is attached hereto as Exhibit 99.1 and incorporated herein by reference.



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Item 7. Financial Statements and Exhibits
        ---------------------------------

(a)  Financial Statements of business acquired:  None

(b)  Pro Forma Financial Information:            None

(c)  Exhibits:

     99.1 Joint Press Release issued by the Company and UC Acquisition Sub on November 23, 1999.


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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                        UNILAB CORPORATION


Dated:  November 30, 1999               By: /s/ Mark L. Bibi
                                            ------------------------------
                                        Name:  Mark L. Bibi
                                        Title: Executive Vice President,
                                               Secretary and General Counsel


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                                  EXHIBIT INDEX


Exhibit No.       Description
-----------       -----------

   99.1 Joint Press Release issued by the Company and UC Acquisition Sub on November 23, 1999.


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